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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 28, 2004
                                                         ----------------


                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                        001-12298             59-3191743
           -------                        ---------             ----------
(State or other jurisdiction             Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


        121 West Forsyth Street, Suite 200                        32202
              Jacksonville, Florida                               -----
     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (904) 598-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.       Financial Statements and Exhibits

              (c)     Exhibits

                      Exhibit 99.1 Earnings release issued January 28, 2004, by Regency Centers
                                         Corporation for the three months
                                         ended December 31, 2003.

                      Exhibit 99.2       Supplemental Information.


Item 12.      Disclosure of Results of Operations and Financial Condition

On January 28, 2004, Regency issued an earnings release for the three months ended December 31, 2003, which is furnished as Exhibit 99.1.

On January 28, 2004, Regency posted on its website at www.regencycenters.com the supplemental information furnished as Exhibit 99.2 relating to the three months ended December 31, 2003.







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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGENCY CENTERS CORPORATION
                                        (registrant)



February 4, 2004                        By:   /s/ J. Christian Leavitt
                                           -------------------------------------
                                              J. Christian Leavitt, Senior Vice
                                                President and Chief Accounting
                                                Officer





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